MARGATE INDUSTRIES, INC.
                          129 North Main Street
                          Yale, Michigan 48097
                             (810) 387-4300
                     -------------------------------

                             PROXY STATEMENT

                     -------------------------------

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held June 10, 1999

TO THE SHAREHOLDERS OF MARGATE INDUSTRIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Margate Industries, Inc., a Delaware corporation (the "Company") will be held at the Company's offices at 710 Oak Street, Fort Atkinson, Wisconsin 53538, on June 10, 1999, at 9:00 a.m., Eastern Daylight Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters:

     1.   To elect one (1) Director of the Company;

     2. To approve a proposal to amend the Company's Certificate of Incorporation to lower the authorized shares from twenty five million (25,000,000) shares to five million (5,000,000) shares of Common Stock and reduce the par value to $.015 per share.

     3. To transact such other business as properly may come before the meeting or any adjournment thereof.

Only holders of the voting $.005 par value common stock of the Company of record at the close of business on April 12, 1999 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

A copy of the Company's Annual Report to Shareholders on Form 10-K for the year ended December 31, 1998 accompanies this Notice of Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

                                   WILLIAM H. HOPTON
Yale, Michigan                         PRESIDENT
April 19, 1999

                       MARGATE INDUSTRIES, INC.
                         129 North Main Street
                         Yale, Michigan  48097
                            (810) 387-4300
                    -------------------------------

                            PROXY STATEMENT

                    -------------------------------

                    ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD JUNE 10, 1999


                           GENERAL INFORMATION
                           -------------------

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Margate Industries, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Company's offices, 710 Oak Street, Fort Atkinson, Wisconsin 53538, on June 10, 1999, at 9:00 a.m., Eastern Daylight Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about May 10, 1999.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report to Shareholders on Form 10-K for the Company's fiscal year ended December 31, 1998, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                  SHARES OUTSTANDING AND VOTING RIGHTS
                  ------------------------------------

     All voting rights are vested exclusively in the holders of the Company's $.005 par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on April 12, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On April 12, 1999, the Company had 1,489,214 shares of its $.005 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                      SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS AND MANAGEMENT
                     --------------------------------

     The following table sets forth the number and percentage of shares of the Company's $.005 par value common stock owned beneficially, as of April 12, 1999, by any person who is known to the Company to be the beneficial owner of 5% or more of such common stock and, in addition, by each Director of the Company and its subsidiaries and by all Directors and Officers of the Company and its subsidiaries as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                                    Amount and
                                    Nature of
Name and Address of                 Beneficial         Percent of
 Beneficial Owner                   Ownership          Class (1)
-------------------                 ----------         ----------

Frederick G. and                     266,549             17.9%
 Patricia W. Schriever

Frederick G. Berlet                        0 (2)            0%(2)
S.W.O. Management Consultants, Ltd.

David A. Widlak                       64,766              4.3%

Delbert W. Mullens                     6,966              0.5%

William H. Hopton                     47,353 (3)          3.2%

All Officers and Directors           385,634             25.9%
of the Company & Subsidiaries
as a Group (5 Persons)

_____________________

(1) Each person has sole voting and investment power with respect to the shares shown except as noted.

(2) 75,139 shares are held in a trust for Mr. Berlet's children. Mr. Berlet has no voting or dispositive power over the trust and hence, claims no beneficial interest in those shares held in trust.

(3) Includes 37,353 shares held by William Hopton, individually, 10,000 shares held by his three children.

                          ELECTION OF DIRECTORS
                          ---------------------

     The Articles presently provide for a Board of Directors of not less than five (5) nor more than seven (7) members. The number of Directors of the Company has been fixed not to exceed six (6) by the Company's Board of Directors. The Board of Directors are divided into three classes of two Directors which hold office for a period of three years. Shareholders elect one class each year for a three year term. Dennis R. Ledue, the proposed Class C Director, has been nominated as a director for a three
(3) year term, commencing in June, 1999. Mr. Frederick G. Berlet, a current Class C Director, was not nominated to serve a new three (3) year term.

     A majority of the Company's Board of Directors recommends election of the one (1) Class C nominee listed below and for the term indicated, to hold office until the Annual Meeting of Shareholders in the year 2002 and until his successor is elected and qualified or until his earlier death, resignation or removal. The person named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the one (1) nominee for election as a Director unless otherwise instructed in such proxy. If at the time of the Meeting, if the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominees, if any, as shall be designated by a majority of the Board of Directors.

     The following table sets forth the name and age of the nominee for Class C Director, indicating all positions and offices with the Company presently held by him, the period during which he has served as such, and the class and term for which they have been nominated:

                 CLASS C NOMINEE - TERM EXPIRING AT THE
                   ANNUAL SHAREHOLDERS MEETING IN 2002

                           Other Positions           Period Served
                           and Offices Held          as Director
    Name             Age   with the Company          of the Company
    ----             ---   ----------------          --------------

Dennis R. Ledue       52   None                    Currently nominated


     The Company's Board of Directors held four (4) regular and three (3) special meetings during the fiscal year ended December 31, 1998, and each Director attended all of the meetings held.

     There is no family relationship between any Director or nominee for Director of the Company and any other Director, nominee or Executive Officer of the Company.

             DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
             -----------------------------------------------

     Set forth below are the names of all Directors, including the one (1) Class C Nominees for Director, and Executive Officers of the Company, all positions and offices held by each such person, the period during which they have served as such, and the principal occupations and employment of such persons during the last five years:

     FREDERICK G. SCHRIEVER has been Chairman of the Company's Board of Directors since November of 1987. He has been President of Casting Sales, Inc. from 1972 to present. Casting Sales, Inc. acts as a manufacturer's representative of foundries. Since 1955 to the present, Mr. Schriever has also been President of Amber Tool and Engineering which holds real estate and owns an interest in several companies and President of Trio Machine Products Corp., a production machine shop. Since 1960 to the present, he has also been President of J.P. Bell Co., a company specializing in machine levelers, Vice President of Casting Industries, Inc. and Chairman of Snap Fast, Inc. Mr. Schriever received a Bachelor of Science Degree in
Chemistry in 1949 from the University of Michigan. Mr. Schriever devotes as much time as necessary to the business of the Company and its subsidiaries.

     DELBERT W. MULLENS has been a Director since July of 1990 and President of NHF since September 1, 1992. He has been the President, Director, and principal shareholder of Flint Coatings of Flint, Michigan, a company engaged in painting automotive parts for major car manufacturers including General Motors Corporation. Mr. Mullens is also Chairman of Product-SDL Chemical, Inc. Mr. Mullens received a Bachelor of Science Degree in Business Administration from Tennessee State University. Mr. Mullens devotes as much time as is necessary to the business of the Company and its subsidiaries.

     WILLIAM H. HOPTON has been President of the Company since April of 1988, and a Director of the Company since January of 1986. Mr. Hopton also served as the Company's vice President from January of 1986 to April of 1988. Since 1984, Mr. Hopton has been President of NHF. Effective September 1, 1992, Mr. Hopton retired as President of NHF but will provide consulting services to NHF as needed. Since that date, he has been devoting his business time to the management of the Company. Mr. Hopton received a B.A. Degree in Business Administration from the University of Detroit in 1964.

     DAVID A. WIDLAK has been Secretary and a Director of the Company since November of 1987 and a Vice President of the Company since February 1999. He received a Bachelors Degree from Wayne State University in 1969 and a juris doctorate Degree in Law from the University of Michigan in 1972.
Mr. Widlak devotes as much time as is necessary to the business of the Company and its subsidiaries.

     DENNIS R. LEDUE has been nominated as a Director of the Company. Mr. Ledue is a practicing attorney and a partner in the law firm of Neale and Hader of Mt. Clemins, Michigan. Mr. Ledue specializes in Private, Circuit and District Court trial work and Appellate practice, real estate and estate administration.

     The Officers of the Company and its subsidiaries are elected by the respective Board of Directors at the first meeting after each annual meeting of shareholders and hold office until the next annual meeting of directors or their earlier resignation or removal.

     The date of the next annual meeting of the Company will be determined by the Company's Board of Directors in accordance with Delaware law.

     No Director holds a directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

     COMPLIANCE WITH SECURITIES EXCHANGE ACT REPORTING REQUIREMENTS
     --------------------------------------------------------------

     To the Company's knowledge, during the fiscal year ended December 31, 1998, the Company's Officers and Directors complied with all applicable
Section 16(a) filing requirements. This statement is based solely on a review of the copies of such reports furnished to the Company by its Officers and Directors and their written representations that such reports accurately reflect all reportable transactions.

           THE BOARD OF DIRECTORS AND ITS STANDING COMMITTEES
           --------------------------------------------------

     The Company's Board of Directors has the responsibility to review the overall operations of the Company. The Board members are kept informed of the Company's results of operations and proposed plans and business objectives through periodic reports sent to them by the Company's management or presented at Board and Committee meetings. The Board held four regular and three special meetings during the fiscal year ended December 31, 1998. All members of the Board of Directors were present at all of these meetings.

DIRECTORS' COMPENSATION

     Directors of the Company receive $6,000 a quarter and reimbursement for expenses. The Chairman of the Board of Directors receives $7,000 per quarter and reimbursement for expenses. Special Board Meetings are paid at $3,000 per meeting. If a Director fails to attend any meetings during a quarter, his Director's fee is reduced by $2,000 in that quarter.

BOARD COMMITTEES

     The Board of Directors has three principal standing committees which served during the year ended December 31, 1998.

     The NOMINATING COMMITTEE recommends to the Board of Directors candidates to fill vacancies on the Board of Directors and consists of Frederick G. Schriever, David Widlak and William H. Hopton. The Nominating Committee has not established any formal policy or procedure for considering nominees recommended by shareholders.

     The AUDIT COMMITTEE recommends to the Board of Directors the appointment of the independent certified public accountants for the following year. The Committee reviews with the accountants the scope of the Company's annual audit, the annual financial statements of the Company, and the auditors' comments relative to the adequacy of the Company's system of internal controls and accounting systems. The Committee, which reports directly to the Board of Directors is composed of Frederick Berlet, David Widlak and Fredrick Schriever. The Committee met one (1) time during the year. Mr. Schriever and Mr. Berlet are non-employees of the Company.

     The COMPENSATION COMMITTEE, whose report follows, is composed of Frederick Berlet and David Widlak, and reports directly to the Board of Directors. The Committee met one (1) time during 1998 with the Board of Directors.

       COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
       -----------------------------------------------------------

     Frederick Berlet, a member of the Compensation Committee, is a non-employee of the Company.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE MANAGEMENT COMPENSATION
-------------------------------------------------------------------------

     The Compensation Committee of the Board of Directors (the "Committee") evaluates and approves the overall policies which govern the annual base salaries of the Company's President and Chief Executive Officer ("CEO") and other Executive Officers.

     The Committee reviews and evaluates the Company's corporate performance and executive management compensation once each year. In making its evaluations, the Committee considers a large number of factors including those set forth under "Compensation Policies" herein, together with other matters such as the inflation rate, and the Company's past performance, generally over consecutive three year time frames.

COMPENSATION POLICIES

     The Company's compensation policies, particularly as they apply to its Executive Officers, including Mr. Hopton, the President and CEO, are designed to achieve the following major objectives:

1. To set base annual salaries (base income) for key Executive Officers which are deemed reasonably competitive in the context of American industry generally, and the automotive industry specifically. Business size, level of responsibility, complexity of operations, and long term performance and prospects are among the factors considered.

2. The Committee considers a variety of intangible and other factors such as each person's likely future contribution to the Company's successful growth, the current state and prospects of the industry and the Company's long-term goals and strategies which might from time to time require temporary investment in personnel resources in the absence of immediate positive results. Further, the Committee considers the compensation and benefits previously paid to its Executive Officers.

                         EXECUTIVE COMPENSATION
                         ----------------------

     The following table sets forth the total remuneration paid during the Company's last fiscal year ended December 31, 1998 and the prior two years to the Chief Executive Officer and David A. Widlak, the only executive officers whose total cash and non cash compensation exceeded $100,000.

==========================================================================================================
                                       SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------
                                                                    Long Term Compensation
                                                                 ------------------------------
                     Annual Compensation                                  Awards        Payouts
-----------------------------------------------------------------------------------------------

      (a)             (b)      (c)          (d)         (e)         (f)         (g)     (h)        (i)

                                                       Other                                        All
      Name                                             Annual   Restricted              LTIP       Other
      and                                              Compen-     Stock      Options/  Pay-      Compen-
   Principal                  Salary       Bonus       sation     Award(s)     SARs     outs      sation
   Position         Year (1)    ($)         ($)        ($)(2)       ($)       (#)(3)    ($)       ($)(4)
----------------------------------------------------------------------------------------------------------
William H. Hopton    1998    $ 90,000     $ -0-        $ 30,000     N/A        N/A       N/A      $ 16,400
 President and CEO   1997    $ 87,500     $ -0-        $ 24,000     N/A        N/A       N/A      $ 15,800
                     1996    $ 85,000     $ -0-        $ 24,000     M/A        N/A       N/A      $ 14,000

David Widlak         1998    $ 66,000     $ -0-        $ 30,000     N/A        N/A       N/A      $ 14,500
 Vice President      1997    $ 62,500     $ -0-        $ 24,000     N/A        N/A       N/A      $ 12,300
                     1996    $ 60,000     $ -0-        $ 24,000     N/A        N/A       N/A      $ 10,200
===========================================================================================================

(1)  Periods presented are for the year ended December 31.
(2)  Represents Directors fees.
(3) Number of shares of Common Stock subject to options granted during the year indicated.
(4) Represents employer contributions for insurance, disability insurance, pension and car allowance.

COMPENSATION OF DIRECTORS

     The Directors receive $6,000 for each regular meeting they attend plus expenses. The Chairman of the Board of Directors receives $7,000 per meeting. Special meetings were paid at $3,000, but have been reduced currently to $1,500.

OPTIONS GRANTED

     The following table sets forth the options that have been granted to the Chief Executive Officer and President listed in the Executive
Compensation Table during the Company's last fiscal year ended December 31, 1998.

              Option/SAR Grants in Last Fiscal Year (1998)
              --------------------------------------------
                            Individual Grants
---------------------------------------------------------------------------
       (a)             (b)            (c)            (d)           (e)
                                   % of Total
                     Options/     Options/SARs      Exercise
                       SARs        Granted to       or Base
                     Granted       Employees         Price      Expiration
     Name              (#)       in Fiscal year    ($/Share)       Date
     ----            -------     --------------     --------    ----------

William H. Hopton      N/A             N/A            N/A           N/A
President and CEO
---------------------------------------------------------------------------

AGGREGATE OPTIONS EXERCISED IN 1998 AND OPTION VALUES AT DECEMBER 31, 1998

     The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company's 1998 fiscal year and the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 1998 fiscal year by the Executive Officers of the Company named in the Summary Compensation Table:

                 Aggregated Options Exercised in 1998
                and Option Values at December 31, 1998
--------------------------------------------------------------------------
       (a)              (b)          (c)        (d)             (e)
                                                             Value of
                                             Number of      Unexercised
                                            Unexercised     In-the-Money
                                             Options at      Options at
                   Shares                     12/31/98        12/31/98
                  Acquired       Value      Exercisable/    Exercisable/
     Name        on Exercise  Realized(1)   Unexercisable  Unexercisable
     ----        -----------  -----------   -------------  -------------

William H. Hopton    None         $0            -0-             $0
President and CEO
--------------------------------------------------------------------------

                 TRANSACTIONS WITH MANAGEMENT AND OTHERS
                 ---------------------------------------

     On March 24, 1998, the Company entered into a Stock Purchase Agreement (the "Agreement") wherein the Company sold its 45% ownership interest in the New Haven Foundry to Wesley Industries, Inc. Terms of the Agreement included a purchase price of $2,200,000 paid $1,500,000 at Closing and the $700,000 balance due in the form of a promissory note payable in quarterly installments of $35,000. The promissory note is secured by the shares of the New Haven Foundry. In addition, the Company entered into a new cleaning contract with New Haven Foundry which includes a per piece price and a service fee of $2,800,000 paid in quarterly installments of $140,000 over five (5) years.

     Mr. Delbert Mullens, a Director of the Company, is also a director, officer and major stockholder of Wesley Industries, Inc. and abstained from voting on this transaction. In addition, certain options held by Mr. Mullens were cancelled as part of the transaction.

      PROPOSAL TWO - APPROVAL OF A PROPOSAL TO AMEND THE COMPANY'S
      ------------------------------------------------------------
        CERTIFICATE OF INCORPORATION TO REDUCE AUTHORIZED SHARES
        --------------------------------------------------------
                              AND PAR VALUE
                              -------------

     For the reasons set forth below, a majority of the Board of Directors of the Company believes that the best interests of the Company and its stockholders will be served by amending the Company's Certificate of Incorporation to reduce the authorized number of shares which the corporation may issue from twenty five million (25,000,000) shares to five million (5,000,000) shares and change the par value from $.005 per share to $.015 per share. The shareholders will be asked to approve this Amendment at the Annual Meeting and if approved, will be filed with the Offices of the Secretary of the State of Delaware as promptly as is practicable thereafter.

PRINCIPAL REASON FOR THE PROPOSED AMENDMENT

     REDUCE DELAWARE FRANCHISE TAX PAYMENT. After considering the advantages and disadvantages of the proposed Amendment to the Certificate of Incorporation, the Board of Directors concluded that the benefits of having a smaller number of authorized shares outweighed the benefits and detriments of having a large number of shares authorized, primarily due to the continuing expense of Delaware's annual franchise tax. The Company will pay approximately $25,000.00 in franchise taxes in year 1999 to the State of Delaware. If this amendment is approved, the Company anticipates its taxes will be reduced to approximately $5,000.00 on a yearly basis.
The increase in the taxes due is in part a function of the three (3) for one (1) reverse split which occurred in June 1998 and the large number of shares currently authorized. The Board of Directors believes it is in the best interests of the Company and its stockholders to reduce the authorized shares and par value to minimize annual taxes due to Delaware.

     ANTI-TAKEOVER EFFECTS. The reduction in authorized but unissued shares of Common Stock, for which approval is sought, could be used by the incumbent Board of Directors to make more difficult a change in control of the Company. Under certain circumstances such reduction in shares available for issuance could be used to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, with a limited number of shares available for issuance, the remaining authorized shares could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid, however, in this case, approval would require a 100% approval vote of the Board of Directors. The Company's Bylaws will be amended to reflect this voting requirement. Despite such anti-takeover implications, this Proposal Two is not the result of management's knowledge of any effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

     INTEREST OF MANAGEMENT AND MATTER TO BE VOTED UPON. The management of the Company and Director nominees do not have an interest in the approval of shareholders of this Proposal Two.

     MANAGEMENT RECOMMENDATION AND REQUIRED VOTE. A majority of the Board of Directors recommends the approval of the Amendment to the Certificate of Incorporation to decrease the number of authorized shares of its Common Stock from 25,000,000 shares to 5,000,000 shares. The Board believes the decrease will lower the Company's annual franchise taxes in Delaware and still leave shares available for issuance in an acquisition or other form of business combination and/or a secondary financing. The affirmative vote of a majority of the shares of Common Stock issued and outstanding is required to approve Proposal Two. A majority of the Officers and Directors have advised the Company that they plan to vote their shares of Common Stock in favor of Proposal Two.

                             OTHER BUSINESS
                             --------------

     As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgement of the persons voting them. A majority vote of the shares outstanding is necessary to approve any such matters.

                              ANNUAL REPORT
                              -------------

     The Company's Annual Report on Form 10-K for the year ended December 31, 1998, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

              DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
             FOR THE ANNUAL MEETING TO BE HELD IN JUNE, 2000
             -----------------------------------------------

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders which is expected to be held in June, 2000, must be received at the offices of the Company, 129 North Main Street, Yale, Michigan 48097, no later than February 28, 2000, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                              WILLIAM H. HOPTON, PRESIDENT

Yale, Michigan
April 19, 1999

PROXY                                                               PROXY
-----                                                               -----


                        MARGATE INDUSTRIES, INC.
                   SOLICITED BY THE BOARD OF DIRECTORS
   FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD JUNE 10, 1999

The undersigned hereby constitutes and appoints William H. Hopton and if not available, David Widlak, the true and lawful attorney and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote all of the undersigned's shares of the $.005 par value common stock of Margate Industries, Inc., a Delaware corporation at the Annual Meeting of Shareholders to be held at 710 Oak Street, Fort Atkinson, Wisconsin 53538 at 9:00 a.m. Eastern Daylight Time, on June 10, 1999, and any and all adjournments thereof, for the following purposes:

1.   The election of one (1) Director of the Company:

     /  / FOR the nominee listed below (except as marked to the contrary):

     /  / WITHHOLD AUTHORITY to vote for the nominee listed below:

                     Class C Nominee
                     Three Year Term
                     ---------------

                     David R. Ledue

     (INSTRUCTIONS: To withhold authority to vote for the individual nominee, cross out the nominee's name above.)

2. To approve a proposal to amend the Company's Certificate of Incorporation to lower the authorized shares from twenty five million (25,000,000) shares to five million (5,000,000) shares of Common Stock and reduce the par value to $.015 per share.

     /   /  For               /   /  Against.

3.   To transact such other business as properly may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE.

The undersigned hereby revokes any proxies as to said shares and heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS
DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders furnished therewith.

                                  Dated: _____________________________, 1999

                                  ___________________________________________


                                  ___________________________________________
                                         Signature(s) of Shareholder(s)

                                  Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MARGATE INDUSTRIES, INC. PLEASE SIGN AND RETURN THIS PROXY TO MARGATE INDUSTRIES, INC., 129 NORTH MAIN STREET, YALE, MICHIGAN 70801. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.